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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2000

CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of March 10, 2000, providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 2000-1).

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

         New York                    333-30082                   13-3728743
(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                     Identification Number)


            270 Park Avenue
           New York, New York                                   10017-2070
(Address of principal executive offices)                        (Zip Code)

                                 (212) 270-5723
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

     Filing of Collateral/Structural Term Sheets

     On or about March 27, 2000, the Registrant will cause the sale of approximately $633,813,982 principal amount of Commercial Mortgage Pass-Through Certificates, Series 2000-1, in several classes (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of March 10, 2000 among the Registrant, The Chase Manhattan Bank, as master servicer, Lennar Partners, Inc., as special servicer and State Street Bank and Trust Company, as trustee (the "Pooling and Servicing Agreement").

     In connection with the sale of certain classes of the Certificates (collectively, the "Underwritten Certificates") pursuant to a Prospectus Supplement relating to certain classes of the Certificates, the Registrant has been advised by Chase Securities Inc. (as lead manager and bookrunner), Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") that the Underwriters have, following the effective date of Registration Statement No. 333-30082, furnished to one or more prospective investors on March 8, 2000 one of two Collateral/Structural Term Sheets (collectively, the "Term Sheets") each dated as of March 6, 2000. The term "Collateral/Structural Term Sheet" shall mean those materials which constitute "structural term sheets" and "collateral term sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance to the Public Securities Association. The Term Sheets are being filed as exhibits to this report.

     The Term Sheets have been provided by the Underwriters. The information in the Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)    Financial Statements: Not applicable.

(b)    Pro Forma Financial Information: Not applicable.

(c)    Exhibit:

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     EXHIBIT NO.                                      DOCUMENT
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        99.1            Term Sheets dated as of March 6, 2000
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        99.2            Term Sheet dated as of March 6, 2000
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHASE COMMERCIAL MORTGAGE
                                            SECURITIES CORP.

                                            By: /s/ Marty Friedman
                                            Name: Marty Friedman
                                            Title: Assistant Vice President



Dated: March 8, 2000




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                                  EXHIBIT INDEX

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EXHIBIT NO.                  DOCUMENT                                PAGE
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   99.1        Term Sheet dated as of March 6, 2000                   5
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   99.2        Term Sheet dated as of March 6, 2000                   6
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